HomeTrust Bancshares, Inc.

Acquisition of
BankGreenville Financial Corporation

May 2013

Cautionary Statement Regarding Forward Looking Statements

This presentation may contain certain forward-looking statements. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results for the businesses of HomeTrust Bancshares, Inc. and HomeTrust Bank include: expected cost savings, synergies and other financial benefits from the HomeTrust Bancshares- Bank Greenville Financial Corporation ("BankGreenville") merger might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; the requisite stockholder and regulatory approvals for the HomeTrust Bancshares- Bank Greenville merger might not be obtained; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; decreases in the secondary market for the sale of loans that we originate; results of examinations of us by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including the effect of Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel III, changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; increases in premiums for deposit insurance; management's assumptions in determining the adequacy of the allowance for loan losses; our ability to control operating costs and expenses, especially new costs associated with our operation as a public company; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; statements with respect to our intentions regarding disclosure and other changes resulting from the Jumpstart Our Business Startups Act of 2012 ("JOBS Act"); changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2012.

Any of the forward-looking statements that we make in this release are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2013 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect our operating and stock price performance.

Key Transaction Terms

Transaction Value	• $6.60 per share [(1)] • Approximately $7.8 million of aggregate transaction value
Structure	• Whole company acquisition by HomeTrust Bancshares
Form of Consideration	• All cash
Tax treatment	• Tax-free reorganization at corporate level
Required Approvals	• BankGreenville shareholder approval • Regulatory approval
Board Representation/ Management	• Certain BankGreenville Board members will become members of a HomeTrust advisory board for Greenville County, SC • Russel Williams, President of BankGreenville will become the Greenville Market President for HomeTrust and receive a three-year contract
Structure	• Anticipated closing – 3rd Calendar Qtr 2013

(1) Additional contingent cash consideration of up to $0.78 per share (or approximately $0.9 million) may be realized at the expiration of twenty four months following the closing of this transaction. The contingent consideration is based on the performance of a select pool of loans totaling approximately $8.0 million.

Compelling Transaction Rationale – Strategic Partnership

Low Risk Profile	• Shared community bank culture – customer-focused & strong values • Strong pro forma capital ratios – 23% total tangible book capital ratio • Experienced management team with five prior combinations – proven integration capabilities • Minimal changes to BankGreenville customer service related personnel
Meet Financial Targets	• Partnership fits our M&A criteria • Accretive to earnings (excluding one-time merger costs) • Accretive to tangible book value in approximately 2.5 years
Strategic Fit	• Natural Market Extension - Western North Carolina & Upstate South Carolina • BankGreenville team has decades of Greenville banking relationships • New and larger growth market for HTBI with long-term upside • Opportunities for additional in-market strategic partnerships

Company Overview: HomeTrust Bancshares, Inc. (NASDAQ: HTBI)

Overview	• Founded in 1926 • Ninth largest North Carolina community bank • In July 2012, converted from the mutual to stock form of organization
Banking Model / Culture	• Dedicated to long-term community banking model • Goal is to compete with larger banks while leveraging a strong community bank culture • Focused on building personal customer relationships and delivering on our brand promise that "It's just better here."
Strategic Partnership Focus	• Planning to enter logical geographic markets • Looking for strategic entry into markets positioned for further growth • *See pages 11 & 12 for more detail*

Franchise Map & Deposit Market Share

Franchise Map



HTBI (20)
BGVF* (1)
Leicester
Asheville
West Marion
Hendersonville
Spindale
Shelby
Brevard
Highland
Gaffney
Marietta
Spartanburg
Easley
Greenville
Hazard
VIRGINIA
Richmond
Norfolk
Winston-Salem
Knoxville
Durham
Raleigh
Charlotte
Fayetteville
Athens
Columbia
Augusta
SOUTH CAROLINA

North Carolina Top 25 Deposit Market Share

North Carolina

2012 Rank	Institution (ST)	2012 Number of Branches	2012 Total Deposits in Market ($000)	2012 Total Market Share (%)
1	Bank of America Corp. (NC)	183	168,201,707	49.45
2	BB&T Corp. (NC)	367	51,839,146	15.24
3	Wells Fargo & Co. (CA)	333	47,204,563	13.88
4	First Citizens BancShares Inc. (NC)	264	12,712,490	3.74
5	PNC Financial Services Group (PA)	168	9,456,300	2.78
6	SunTrust Banks Inc. (GA)	188	7,088,226	2.08
7	First Bancorp (NC)	82	2,520,676	0.74
8	Capital Bank Finl Corp (FL)	53	2,352,848	0.69
9	BNC Bancorp (NC)	27	2,272,244	0.67
10	Fifth Third Bancorp (OH)	61	2,173,108	0.64
11	FNB United Corp. (NC)	63	2,043,657	0.60
12	Crescent Financial Bancshares (NC)	46	1,664,959	0.49
13	Yadkin Valley Financial (NC)	30	1,553,064	0.46
14	Southern BancShares (NC) (NC)	68	1,546,602	0.45
15	**HomeTrust Bancshares Inc. (NC)**	**20**	**1,472,363** (1)	**0.43**
16	NewBridge Bancorp (NC)	31	1,452,441	0.43
17	Fidelity BancShares (N.C.) Inc (NC)	64	1,237,388	0.36
18	Park Sterling Corporation (NC)	18	972,739	0.29
19	United Community Banks Inc. (GA)	21	918,518	0.27
20	Peoples Bancorp of NC Inc. (NC)	24	795,150	0.23
21	Toronto-Dominion Bank	22	749,000	0.22
22	Paragon Commercial Corp. (NC)	2	740,695	0.22
23	Piedmont FSB (NC)	10	711,228	0.21
24	Macon Bancorp (NC)	12	708,162	0.21
25	Four Oaks Fincorp Inc. (NC)	15	705,212	0.21
	Total For Institutions In Market	**2,695**	**340,119,558**	

* Branch to be acquired as part of the announced BankGreenville (BGVF) transaction

(1) Includes $264.2mm of deposits held on this date in escrow pending the close of HTBI's July 2012 conversion (Excluding these deposits HTBI had $1,208.2mm as of 6/30/12 reporting date)

Source: SNL Financial, deposit data as of 6/30/12

Overview of Greenville, South Carolina

Overview

- Sixth largest municipality in the state of South Carolina
- Largest city in "The Upstate" area(1)
  - Located approx. halfway between Atlanta & Charlotte
- Major Employers:
  - Caterpillar
  - General Electric
  - Michelin
  - 3M
  - Honeywell

Population (1900 – 2012 Est.): Greenville County



Population:
2012: 467,605 (+3.6%)*
2010: 451,225 (+18.9%)
2000: 379,616 (+18.6%)
1990: 320,167 (11.2%)
1980: 287,913 (19.7%)
1970: 240,546 (14.7%)
53,490
467,605
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1900 1910 1920 1930 1940 1950 1960 1970 1980 1990 2000 2010

2017 Projections: Greenville (City)

- *2017 Projections vs. 2012 Actual Data:*
  - Median Household Income: $43,484 vs. $36,384
  - Per Capita Income: $30,569 vs. $27,011
- *5-year Projected Growth Rates:*
  - Median Household Income: 3.38% CAGR
  - Per Capita Income: 2.51% CAGR

Unemployment Rate: Greenville County



12.0
10.0
8.0
6.0
4.0
2.0
0.0
6.6%
1990-01-01 1991-01-01 1992-01-01 1993-01-01 1994-01-01 1995-01-01 1996-01-01 1997-01-01 1998-01-01 1999-01-01 2000-01-01 2001-01-01 2002-01-01 2003-01-01 2004-01-01 2005-01-01 2006-01-01 2007-01-01 2008-01-01 2009-01-01 2010-01-01 2011-01-01 2012-01-01 2013-01-01

* Represents the cumulative change from the prior period
(1) Upstate area includes the 8-county region of northwestern South Carolina
Source: Federal Reserve Bank of St. Louis, SNL Financial
Note: Demographic data as of 12/31/12

HTBI Stock Performance Since Conversion

- HTBI's stock has outperformed multiple indices since the July 2012 conversion
- HTBI is still valued below book value, giving other potential strategic partners a chance to receive attractively priced stock upon acquisition by us

Stock Performance Since Conversion



Indexed Amount (%)
170
160
150
140
130
120
110
100
90
80
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
HTBI
S&P 500
KBW Bank Index
KBW Regional Bank Index
P/TBV (4/25/13)
0.89x

Source: SNL Financial

HomeTrust Bancshares, Inc.

Strong Capital Position

Capital Ratios

- HomeTrust Bank is extremely well-capitalized
- Among multiple potential uses for the capital, management intends to deploy some of it towards strategic partnerships with community banks

Capital Ratios (%)



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
14.7%
5.0%
20.7%
6.0%
22.0%
10.0%
Tier 1 Leverage Ratio
Tier 1 Ratio
Total Capital Ratio
HomeTrust
Current Well-Capitalized

Source: SNL Financial
Note: Data at bank level for HTBI as of 12/31/12

Goal is to Build Scale via Smart, Strategic Partnerships

Economies of Scale

- HTBI aims to supplement organic growth with logical acquisitions that enhance franchise value
- As HTBI continues to grow, costs on a relative basis will decline as they are leveraged over a larger asset base
- This gain of efficiencies is a key focus of the banking industry that will continue to drive consolidation in a low rate, low growth economic environment

Seven Year Comparison of Efficiency Ratio (%) (1)



(%)
80.0
75.0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
68.4
77.1
75.7
62.4
70.5
72.1
59.2
68.6
69.3
57.7
62.4
64.4
57.4
60.7
62.0
56.7
59.6
62.5
61.6
66.6
64.3
< $500M
$500M - $1B
$1B - $2.5B
$2.5B - $5B
$5B - $10B
$10B - $50B
> $50B
2005Q4
2012Q4
2013E

(1) Includes all regulated banks & thrifts
Source: SNL Financial

Infrastructure and Experience in Place to Add Strategic Partners

Why is HTBI Pursuing Strategic Partnerships?	• Most significant way to build franchise and market share • Capture synergies and economies of scale • See opportunity for future stock leverage with new partnerships
Strong Management Team	• Significant experience with bank acquisitions – this is our 6th combination since 1996 • Significant merger integration / logistics experience • Management's personal investments in HTBI align interests with stockholders
Strength of HTBI Franchise	• Highly capitalized – 23% total tangible book capital ratio • Net interest margin above peer group[1] • Early strategic partners with HTBI enter stock at a low price (currently trading below book)
Acquisition Criteria	• Tangible book value accretion in less than 3 years • Immediately accretive to earnings (excluding one-time merger costs) • Willing to consider reasonable transaction pricing utilizing both cash and stock • Locations in the Carolinas or other contiguous states that are logical geographic markets for HTBI to enter

(1) Source: SNL Financial

Drivers for Community Banks to Consider HTBI as a Strategic Partner

Reason to Partner	• Regulatory climate • Low growth economic environment • Find a strong partner and "ride their currency" through the consolidation wave
Regulatory Compliance / Technology Risk	• Increasingly complex regulatory and technology environment to navigate • Additional capital will have to be held, further reducing ROE and thus valuations • Additional costs will be required to comply with regulations and manage technology risk
Economic / Banking Environment	• The "new normal" economic environment exists with lower growth and higher unemployment • Low interest rates are suppressing NIM's with no clarity as to when they may rise • Lower loan growth limiting industry's options for growing bottom line • Economic uncertainty in the U.S. and abroad limiting / scaring potential borrowers

Supplemental Information

HomeTrust Bancshares Financial Highlights

(Dollars in Thousands)	At or for the year ended,				'09 - '12	At or for the quarter ended,			
	6/30/2009	6/30/2010	6/30/2011	6/30/2012	CAGR	3/31/2012	6/30/2012	9/30/2012	12/31/2012
Balance Sheet									
Total Assets	1,470,368	1,641,145	1,637,643	1,720,056	2.2%	1,564,351	1,720,056	1,602,984	1,586,860
Total Net Loans	1,194,454	1,243,610	1,276,377	1,193,945	(1.1%)	1,221,189	1,193,945	1,167,134	1,147,121
Deposits	1,012,926	1,289,549	1,264,585	1,466,175 (1)	3.7%	1,251,279	1,466,175	1,160,309	1,149,247
Total Equity	144,532	174,815	167,769	172,485	31.2%	171,002	172,485	371,543	373,901
Balance Sheet Ratios									
Loans / Deposits (%)	117.92	96.44	100.93	81.43		97.60	81.43	100.59	99.82
Tangible Equity / Tangible Assets (%)	9.83	10.65	10.24	10.03		10.92	10.02	23.17	23.56
Leverage Ratio (%)	9.39	9.47	8.40	7.32		7.98	7.32	14.39	14.73
Tier 1 Ratio (%)	11.05	12.45	11.19	11.18		10.80	11.18	20.56	20.70
Total Capital Ratio (%)	12.31	13.71	12.45	12.45		12.08	12.45	21.83	21.98
Income Statement									
Net Interest Income	42,181	45,683	51,558	55,713	7.5%	13,907	13,859	13,519	13,577
Provision Expense	15,000	38,600	42,800	15,600		4,500	2,000	1,500	300
Gain (Loss) on Securities	(2,006)	191	430	0		0	0	0	0
Net Income	3,446	7,041	(14,737)	4,527	31.9%	2,016	1,384	1,152	2,268
Profitability Ratios									
ROAA (%)	0.24	0.46	(0.88)	0.29		0.52	0.36	0.28	0.57
ROAE (%)	2.39	4.50	(8.15)	2.67		4.75	3.23	1.32	2.43
Net Tax Equivalent Interest Margin (%)	3.32	3.33	3.52	4.02		4.09	4.10	3.79	3.91
Efficiency Ratio (%)	59.03	67.34	72.97	67.36		63.65	69.06	74.59	72.26
Asset Quality									
NPAs / Assets (%)	2.10	3.87	3.81	4.67		5.72	4.67	5.22	5.36
NCOs / Avg Loans (%)	0.29	1.71	2.59	2.34		1.60	0.96	0.23	0.64
Reserves / Loans (%)	2.04	3.23	3.77	2.85		2.87	2.85	2.98	2.89
Reserves / NPAs (%)	91.04	90.09	103.43	54.69		46.84	54.69	51.47	47.31
Per Share Information									
Stock Price ($)	NA	NA	NA	NA		NA	NA	13.25	13.51
Market Capitalization ($M)	NA	NA	NA	NA		NA	NA	280.37	285.87
Dividends ($)	NA	NA	NA	NA		NA	NA	0.00	0.00
Core EPS ($)	NA	NA	NA	NA		NA	NA	0.06	0.11

(1) Includes $264.2mm of deposits held on this date in escrow pending the close of HTBI's July 2012 conversion
Note: Data at bank level where HTBI data is unavailable

HomeTrust Bancshares Loan & Deposit Composition

Loan Composition - 12/31/12


CRE
19.4%
Municipal Leases
9.7%
C&I
1.1%
Consumer &
Home Equity
11.6%
Const. & Land
7.0%
1-4 Family RE
51.1%

Loan Portfolio ($000)	Amount	% of Total
Const. & Land	$ 83,299	7.0%
1-4 Family RE	605,482	51.1%
Municipal Leases	115,069	9.7%
CRE	229,491	19.4%
C&I	13,124	1.1%
Consumer & Home Equity	137,467	11.6%
Gross Loans & Leases	**$ 1,183,932**	**100.0%**

Yield on Loans and Leases:	**5.21%**

Deposit Composition - 12/31/12


Retail CDs
25.1%
Jumbo CDs
23.4%
Savings & MMDAs
29.7%
Trans.
21.7%

Deposit Portfolio ($000)	Amount	% of Total
Trans.	$ 250,898	21.7%
Savings & MMDAs	343,136	29.7%
Retail CDs	290,319	25.1%
Jumbo CDs	270,696	23.4%
Total Deposits	**$ 1,155,049**	**100.0%**

Cost of Int. Bearing Deposits:	**0.66%**

BankGreenville Financial Highlights

(Dollars in Thousands)	At or for the year ended,				'09 - '12	At or for the quarter ended,			
	12/31/2009	12/31/2010	12/31/2011	12/31/2012	CAGR	3/31/2012	6/30/2012	9/30/2012	12/31/2012
Balance Sheet									
Total Assets	103,987	116,418	120,558	113,760	3.0%	118,033	116,439	121,882	113,760
Total Gross Loans	58,906	58,392	59,952	58,074	(0.5%)	60,729	59,317	57,373	58,074
Deposits	80,782	96,510	100,138	95,420	5.7%	97,777	96,315	96,746	95,420
Total Equity	10,124	9,964	10,214	10,411	0.9%	10,340	10,380	10,584	10,411
Balance Sheet Ratios									
Loans / Deposits (%)	72.92	60.50	59.87	60.86		62.11	61.59	59.30	60.86
Tangible Equity / Tangible Assets (%)	9.74	8.56	8.47	9.15		8.76	8.91	8.68	9.15
Leverage Ratio (%)	9.97	8.83	8.30	8.98		8.52	8.65	8.84	8.98
Tier 1 Ratio (%)	14.12	15.24	15.19	15.05		15.17	15.05	15.43	15.05
Total Capital Ratio (%)	15.27	16.49	16.45	16.30		16.42	16.11	16.68	16.30
Income Statement									
Net Interest Income	2,088	2,329	2,536	2,518		639	634	624	601
Provision Expense	867	763	705	793		93	301	150	249
Gain (Loss) on Securities	253	593	655	491		21	122	70	278
Net Income	(413)	11	(72)	132	NM	31	(24)	87	38
Profitability Ratios									
Core ROAA (%) (1)	(0.58)	(0.34)	(0.42)	(0.16)		0.06	(0.35)	0.15	(0.50)
Core ROAE (%) (1)	(5.37)	(3.57)	(4.89)	(1.80)		0.66	(3.98)	1.60	(5.45)
Net Interest Margin (%)	2.39	2.28	2.29	2.28		2.26	2.29	2.30	2.25
Efficiency Ratio (%)	89.30	82.73	97.77	72.35		73.38	76.16	64.39	78.29
Asset Quality									
NPAs / Assets (%)	4.60	3.26	4.18	4.98		4.04	4.40	4.14	4.98
NCOs / Avg Loans (%)	1.21	1.21	0.97	1.45		0.63	3.86	0.00	1.24
Reserves / Loans (%)	1.41	1.48	1.66	1.60		1.63	1.20	1.50	1.60
Reserves / NPAs (%)	17.34	22.81	19.73	16.38		20.81	13.82	17.04	16.38
Per Share Information									
Stock Price ($)	2.00	2.15	1.25	2.30		2.05	2.05	2.10	2.30
Market Capitalization ($M)	2.36	2.54	1.48	2.71		2.42	2.42	2.48	2.71
Dividends ($)	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
Core EPS ($)	(0.52)	(0.34)	(0.46)	(0.23)	(23.7%)	0.00	(0.09)	0.02	(0.17)

Source: SNL Financial

(1) Core Income excludes extraordinary items, non-recurring items and gains/losses on sale of securities

BankGreenville Loan & Deposit Composition

Loan Composition - 12/31/12


C&I / Ag
14.8%
Cons. & Home Equity
12.4%
Other
0.0%
Const. & Land
13.5%
1-4 Family RE
15.0%
Multifamily
1.4%
CRE
42.9%

Loan Portfolio ($000)	Amount		% of Total
Const. & Land	$	7,832	13.5%
1-4 Family RE		8,705	15.0%
Multifamily		819	1.4%
CRE		24,936	42.9%
C&I / Ag		8,600	14.8%
Cons. & Home Equity		7,177	12.4%
Other		5	0.0%
Gross Loans & Leases	**$**	**58,074**	**100.0%**

Yield on Loans and Leases:	4.90%

Deposit Composition - 12/31/12


Retail CDs
36.0%
Jumbo CDs
15.6%
Trans.
21.8%
Savings & MMDAs
26.6%

Deposit Portfolio ($000)	Amount		% of Total
Trans.	$	20,874	21.8%
Savings & MMDAs		25,509	26.6%
Retail CDs		34,464	36.0%
Jumbo CDs		14,934	15.6%
Total Deposits	**$**	**95,781**	**100.0%**

Cost of Int. Bearing Deposits:	1.25%

Source: SNL Financial. Regulatory data